EXHIBIT 10.2

Form of Warrant Certificate

Unless permitted under securities legislation, the holder of this security must not trade the security before [                 ].

Without prior written approval of the TSX and compliance with all applicable securities legislation, the securities represented by this certificate may not be sold, transferred, hypothecated or otherwise traded on or through the facilities of the TSX or otherwise in Canada or to or for the benefit of a Canadian resident until [                 ].

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS AN ACCREDITED INVESTOR (AS DEFINED IN REGULATION D UNDER THE SECURITIES ACT); OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S ADOPTED UNDER THE SECURITIES ACT; (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY OR THE COMMON SHARES ISSUABLE UPON EXERCISE OF SUCH SECURITY, EXCEPT (A) TO THE ISSUER OR A SUBSIDIARY THEREOF; (B) TO PERSONS OTHER THAN U.S. PERSONS OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT; (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 ADOPTED UNDER THE SECURITIES ACT OR ANOTHER AVAILABLE EXEMPTION UNDER THE SECURITIES ACT; OR (D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND (3) AGREES THAT IT WILL, PRIOR TO ANY TRANSFER OF THIS SECURITY, FURNISH TO THE ISSUER SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS MAY BE REQUIRED TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

THIS WARRANT HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT. THE SECURITIES TO BE ISSUED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT.  THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON UNLESS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. IN ANY CASE, THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY OR ANY COMMON SHARES ISSUABLE UPON EXERCISE OF SUCH SECURITY, EXCEPT AS PERMITTED BY THE SECURITIES ACT.

This warrant certificate is void if not exercised on or before 5:00 p.m. (Toronto time) on December       , 2010.

WARRANT CERTIFICATE

APOLLO GOLD CORPORATION
(Incorporated under the laws of Yukon Territory, Canada)

WARRANT	«No_of_Units» WARRANTS
CERTIFICATE NO. «Certificate_No»

THIS IS TO CERTIFY THAT FOR VALUE RECEIVED
[                                       ]

(hereinafter referred to as the "holder" or the "Warrantholder") is entitled to acquire, for each Warrant represented hereby, in the manner and subject to the restrictions and adjustments set forth herein, at any time and from time to time from December ___, 2008 (the "Issue Date") until 5:00 p.m. (Toronto time) on December ___, 2012, at a price of Cdn$• per share, one fully paid and non assessable common share ("Common Share") of Apollo Gold Corporation (the "Corporation"), subject to adjustment as herein provided.

This Warrant may only be exercised at the registered office of the Corporation located at 5655 South Yosemite Street, Suite 200, Greenwood Village, Colorado 80111-3220, United States of America Attention:  R. David Russell, or such other office as the Corporation may advise the holder in writing.  This Warrant is issued subject to the terms and conditions appended hereto as Schedule "A".

IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by a duly authorized signing officer.

DATED for reference this • day of [                  ].

APOLLO GOLD CORPORATION

Per:

(See terms and conditions attached hereto)

SCHEDULE "A"

TERMS AND CONDITIONS FOR WARRANT

ARTICLE 1

INTERPRETATION

1.1	Definitions

In these Terms and Conditions, unless there is something in the subject matter or context inconsistent therewith:

(a)
"Common Shares" means the common shares in the capital of the Corporation as constituted on the Issue Date provided that in the event of an adjustment of the subscription rights pursuant to Article 4 then "Common Shares" shall thereafter mean the shares or other securities or properties purchasable upon exercise of the Warrants as a result of any such adjustment;

(b)
"Corporation" means Apollo Gold Corporation until a successor corporation shall have become such in the manner prescribed in Article 6, and thereafter "Corporation" shall mean such successor corporation;

(c)	"Corporation's Auditors" means an independent firm of accountants duly appointed as auditors of the Corporation;

(d)	Credit Agreement means Facility Agreement dated [ ] between the Corporation, RMB Australia Holdings Limited, Macquarie Bank Limited and RMB Resources Inc..

(e)
"Current Market Price" means at any date the price per share equal to the volume weighted average trading price of the Common Shares on the Toronto Stock Exchange (the “TSX”) or, if the Common Shares are not then listed on the TSX, on the NYSE Alternext U.S. Exchange, formerly known as the American Stock Exchange or, if the Common Shares are not then listed on any stock exchange, in the over-the-counter market, during the period of any twenty consecutive trading days ending not more than five (5) business days before such date; provided that the volume weighted average trading price shall be determined by dividing the aggregate volume weighted average trading price of all Common Shares traded on the said exchange or market, as the case may be, during the said twenty consecutive trading days by the total number of Common Shares so traded during such period; and provided further that if the Common Shares are not then listed on any Canadian or United States stock exchange or traded in the over-the counter market, then the Current Market Price shall be determined by the directors of the Corporation;

(f)
"Dividends Paid in the Ordinary Course" means cash dividends declared payable on the Common Shares in any fiscal year which, in the aggregate, do not exceed the sum of (i) 100% of the retained earnings of the Corporation as at the end of its immediately preceding fiscal year and (ii) 100% of the aggregate consolidated net income of the Corporation, before extraordinary items, for its immediately preceding fiscal year;

(g)
"Exchange" means the Toronto Stock Exchange or, if the Common Shares are not at the applicable time listed on the Toronto Stock Exchange, the NYSE Alternext U.S. Exchange (formerly known as the American Stock Exchange), or, if the Common Shares are not then listed on any stock exchange, on such other stock exchange(s) or over the counter quotation system on which the Common Shares are listed and/or posted for trading;

(h)	"Exercise Price" means the price of Cdn$• per Common Share;

(i)	"Expiry Date" means December ___, 2012;

(j)
"Expiry Time" means 5:00 p.m. (Toronto time) on the Expiry Date, unless the Expiry Time occurs on a day that is a Saturday, Sunday or civic or statutory holiday in Toronto, in which case the Expiry Time means 5:00 p.m. (Toronto time) on the next day succeeding the Expiry Date that is not a Saturday, Sunday or civic or statutory holiday in Toronto;

(k)
"herein", "hereby" and similar expressions refer to these Terms and Conditions as the same may be amended or modified from time to time; and the expression "Article" and "Section" followed by a number refer to the specified Article or Section of these Terms and Conditions;

(l)	"Issue Date" means December ___, 2008;

(m)	"person" means an individual, corporation, partnership, trustee or any unincorporated organization and words importing persons have a similar meaning;

(n)	"Warrant" means the warrant to acquire Common Shares evidenced by the Warrant Certificate; and

(o)	"Warrant Certificate" means the certificate to which these Terms and Conditions are attached.

1.2	Gender

Words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

1.3	Interpretation Not Affected by Headings

The division of these Terms and Conditions into Articles, Sections and subsections and the insertion of headings are for convenience of reference only and shall not affect the construction of interpretation thereof.

ARTICLE 2

ISSUE OF WARRANT

2.1	Issue of Warrants

That number of Warrants set out on the Warrant Certificate are hereby created and authorized to be issued.

2.2	Additional Warrants

Subject to any other written agreement between the Corporation and the Warrantholders, the Corporation may at any time and from time to time undertake further equity or debt financing and may issue additional Common Shares, warrants or grant options or similar rights to purchase Common Shares at any time and to any person.

2.3	Issue in Substitution for Lost Warrants

If the Warrant Certificate becomes mutilated, lost, destroyed or stolen:

(a)
the Corporation shall, subject to subsection 2.3(b) hereof, issue and deliver a new Warrant Certificate of like date and tenor as the one mutilated, lost, destroyed or stolen, in exchange for and in place of and upon cancellation of such mutilated, lost, destroyed or stolen Warrant Certificate; and

(b)
the holder shall bear the cost of the issue of a new Warrant Certificate hereunder and in the case of the loss, destruction or theft of the Warrant Certificate, shall, as a condition precedent to the issuance of a new Warrant Certificate, furnish to the Corporation such evidence of loss, destruction, or theft as shall be satisfactory to the Corporation in its discretion and, if required by the Corporation, an indemnity in an amount and form satisfactory to the Corporation, in its discretion, and shall pay the reasonable charges of the Corporation in connection therewith.

2.4	Issue for Transferred Warrants

In the event of a transfer or assignment of this Warrant Certificate, or the Warrants represented hereby, the Corporation shall, at the expense of the Corporation, issue a new Warrant Certificate to the transferee or assignee of the Warrant Certificate or Warrants, on receipt by the Corporation of this Warrant Certificate, together with appropriate documentation evidencing the transfer or assignment. The Corporation's obligation under this Section 2.4 shall be conditioned on compliance with applicable securities laws, which determination shall be in the discretion of the Corporation.  The Corporation may require as a condition to such transfer the delivery of legal opinions and certificates supporting such compliance.

2.5	Warrantholders Not Shareholders

The Warrant shall not constitute the holder a shareholder of the Corporation, nor entitle it to any right or interest in respect thereof except as may be expressly provided in the Warrant.  The Corporation may deem and treat the holder of the Warrant as the absolute owner thereof for all purposes and the Corporation shall not be affected by any notice to the contrary.

ARTICLE 3

EXERCISE OF THE WARRANT

3.1	Method of Exercise of The Warrant

The right to purchase Common Shares conferred by the Warrant Certificate may be exercised, at any time and from time to time prior to the Expiry Time, in whole or in part, by the holder surrendering the Warrant Certificate, with a duly completed and executed exercise form substantially in the form attached hereto as Schedule "B" and cash or a certified cheque payable to or to the order of the Corporation representing the purchase price applicable at the time of surrender in respect of the Common Shares subscribed for in lawful money of Canada, to the Corporation.

3.2	Effect of Exercise of the Warrant

(a)
Upon surrender and payment pursuant to Section 3.1 the Common Shares so subscribed for shall be issued as fully paid and non-assessable shares, free from all liens, charges and encumbrances and the holder shall become the holder of record of such Common Shares on the date of such surrender and payment;

(b)
Within three (3) business days after surrender and payment as aforesaid, the Corporation shall forthwith cause the issuance of and make available for pick up or, at the request of the Holder, mail to the holder, a certificate for the Common Shares purchased as aforesaid; and

(c)
Notwithstanding anything herein contained including any adjustment provided for in Article 4, the Corporation shall not be required, upon the exercise of any Warrants, to issue fractions of Common Shares or to distribute certificates which evidence fractional Common Shares.  In lieu of fractional Common Shares, there shall be paid to the holder by the Corporation upon surrender of Warrant Certificate(s) for exercise of Warrants pursuant to Section 3.1 within ten (10) business days after the exercise date, an amount in lawful money of Canada equal to the then current market value of such fractional interest computed on the basis of the closing price of the Common Shares on the Exchange (or if the Common Shares are not then listed on any stock exchange, then the market value of the Common Shares as determined by the board of directors of the Corporation, acting reasonably and in accordance with applicable accounting and security valuation principles), provided that the Corporation shall not be required to make any payment, calculated as aforesaid, that is less than Cdn$5.00.

3.3	Subscription for Less than Entitlement

The holder may subscribe for and purchase a number of Common Shares less than the number which it is entitled to purchase pursuant to the surrendered Warrant Certificate.  In the event of any purchase of a number of Common Shares less than the number which can be purchased pursuant to the Warrant Certificate, the holder shall be entitled to the return of the Warrant Certificate with a notation on the grid attached hereto as Schedule "C" showing the balance of the Common Shares which it is entitled to purchase pursuant to the Warrant Certificate which were not then purchased or, alternatively, at the option of the Corporation, the Warrant Certificate shall be cancelled and a new Warrant Certificate issued reflecting the balance of the Common Shares entitled to be purchased.

3.4	U.S. Non-Registration

This Warrant and the Common Shares issuable upon exercise hereof have not been registered under the United States Securities Act of 1933 (the “Securities Act”) or the securities laws of any state of the United States and the Warrant may not be exercised, and the Common Shares may not be issued, within the United States or by or on behalf of, or to, any person in the United States unless registered under the Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available.  “United States” is as defined by Regulation S under the Securities Act.  Other defined terms used herein without definition have the meanings given to such terms in this certificate.

3.5	Expiration of the Warrant

After the Expiry Time all rights hereunder shall wholly cease and terminate and the Warrant represented hereby shall be void and of no effect.

ARTICLE 4

ADJUSTMENTS

4.1	Adjustments

The purchase rights in effect at any date attaching to the Warrants shall be subject to adjustment from time to time as follows:

(a)	If and whenever after the date hereof and at any time prior to the Expiry Time, the Corporation shall:

(i)	subdivide the outstanding Common Shares into a greater number of Common Shares;

(ii)	consolidate the outstanding Common Shares into a lesser number of Common Shares;

(iii)
issue Common Shares (or securities convertible into Common Shares) to all or substantially all of the holders of outstanding Common Shares by way of a stock dividend or other distribution of Common Shares or securities convertible into Common Shares (other than Dividends Paid in the Ordinary Course);

the Exercise Price in effect on the effective date of such subdivision or consolidation, or on the record date of such stock dividend, as the case may be, shall be adjusted to equal the price determined by multiplying the Exercise Price in effect immediately prior to such effective date or record date by a fraction of which the numerator shall be the total number of Common Shares outstanding immediately prior to such date and the denominator shall be the total number of Common Shares immediately after such date.  Such adjustment shall be made successively whenever any event referred to in this subsection (a) shall occur, and any such issue of Common Shares by way of a stock dividend shall be deemed to have been made on the record date for the stock dividend for the purpose of calculating the number of outstanding Common Shares under subsections (b) and (c) of this Section.

Upon any adjustment of the Exercise Price pursuant to this subsection (a), the number of Common Shares subject to the right of purchase under each Warrant not previously exercised shall be contemporaneously adjusted by multiplying the number of Common Shares which theretofore may have been purchased under such Warrant by a fraction of which the numerator shall be the respective Exercise Price in effect immediately prior to such adjustment and the denominator shall be the respective Exercise Price resulting from such adjustments.

(b)
If and whenever at any time after the date hereof and prior to the Expiry Time, the Corporation shall fix a record date for the distribution to all or substantially all of the holders of Common Shares of rights, options or warrants (other than the Warrants) entitling them for a period expiring not more than forty five (45) days after such record date to subscribe for or purchase Common Shares (or securities convertible into Common Shares) at a price (or having a conversion price or exchange price) less than 90% of the Current Market Price (or, if the price (or conversion price or exchange price) is stated in U.S. Dollars, the price shall be translated into the Canadian equivalent at the noon rate of exchange on the day before the record date for purposes of this determination) on such record date, the Exercise Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Exercise Price in effect on such record date by a fraction, of which the numerator shall be the total number of Common Shares outstanding on such record date plus the number arrived at by dividing the aggregate price of the total number of additional Common Shares offered for subscription or purchase (or the aggregate conversion or exchange price of the convertible securities so offered) by such Current Market Price, and of which the denominator shall be total number of Common Shares outstanding on such record date plus the total number of additional Common Shares offered for subscription or purchase (or into which the convertible securities so offered are convertible); any Common Shares owned by or held for the account of the Corporation or any subsidiary (as defined in the Canada Business Corporations Act) of the Corporation shall be deemed not to be outstanding for the purpose of any such computation; such adjustment shall be made successively whenever such a record date is fixed; to the extent that any rights, options or warrants are not so issued or any such rights, options or warrants are not exercised prior to the expiration thereof, the Exercise Price shall then be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed or to the Exercise Price which would then be in effect based upon the number and aggregate price of Common Shares (or securities convertible into Common Shares) actually issued upon the exercise of such rights, options or warrants, as the case may be.

(c)
If and whenever at any time after the date hereof and prior to the Expiry Time, the Corporation shall fix a record date for the making of a distribution to all or substantially all the holders of its outstanding Common Shares of:

(i)	shares of any class other than Common Shares, whether of the Corporation or any other corporation (other than shares distributed as Dividends Paid in the Ordinary Course);

(ii)
rights, options or warrants to subscribe for or purchase Common Shares (or other securities convertible into Common Shares) (excluding (A) those referred to in subsection (b), and (B) those described in subsection (b) but exercisable for a period not more than forty five (45) days after such record date exercisable at a price per share (or having a conversion or exchange price per share) not less than 90% of the Current Market Price, subject to the currency translation methodology set forth in 4.1(b) for securities with a price (or conversion or exercise price) stated in U.S. Dollars);

(iii)	evidence of its indebtedness; or

(iv)	assets (excluding Dividends Paid in the Ordinary Course);

then, and in each such case, the Exercise Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Exercise Price in effect on such record date by a fraction, of which the numerator shall be the total number of Common Shares outstanding on such record date multiplied by the Current Market Price on such record date, less the aggregate fair market value (as determined by the directors according to applicable accounting and security valuation principles, which determination shall be conclusive) of such shares, rights, options, warrants, evidence of indebtedness or assets so distributed, and of which the denominator shall be the total number of Common Shares outstanding on such record date multiplied by such Current Market Price; any Common Shares owned by or held for the account of the Corporation or any subsidiary (as defined in the Canada Business Corporations Act) of the Corporation shall be deemed not to be outstanding for the purpose of any such computation; such adjustment shall be made successively whenever such a record date is fixed; to the extent that such distribution is not so made, the Exercise Price shall then be readjusted to the Exercise Price which would then be in effect if such record date had not been fixed or to the Exercise Price which would then be in effect based upon such shares, rights, options, warrants, evidences of indebtedness or assets actually distributed, as the case may be.

(d)
If and whenever at any time after the date hereof and prior to the Expiry Time, there is a reclassification of the Common Shares, a conversion or change of the Common Shares into other shares or into other securities, or a capital reorganization of the Corporation other than as described in paragraph (a) or a consolidation, amalgamation or merger of the Corporation (including, without limitation, by way of plan of arrangement) with or into any other body corporate, trust, partnership or other entity, or a sale or conveyance of the property and assets of the Corporation as an entirety or substantially as an entirety to any other body corporate, trust, partnership or other entity, any Warrantholder who has not exercised his right of acquisition prior to the effective date of such reclassification, conversion, reorganization, consolidation, amalgamation, merger, sale or conveyance, upon the exercise of such right thereafter, shall be entitled to receive and shall accept, in lieu of the number of Common Shares then sought to be acquired by it, the kind and number of shares or other securities or property (including cash) of the Corporation or of the body corporate, trust, partnership or other entity resulting from such reclassification, conversion, reorganization, merger, amalgamation or consolidation, or to which such sale or conveyance may be made, as the case may be, that such holder would have been entitled to receive as a result of such reclassification, reorganization, conversion consolidation, amalgamation, merger, sale or conveyance, if, on the record date or the effective date thereof, as the case may be, the Warrantholders had been the registered holder of the number of Common Shares to which the holder was theretofore entitled upon exercise.  If determined appropriate by the board of directors of the Corporation to give effect to or to evidence the provisions of this subsection (d), the Corporation, its successor, or such purchasing body corporate, partnership, trust or other entity, as the case may be, shall prior to or contemporaneously with any such reclassification, reorganization, consolidation, amalgamation, merger, sale or conveyance, enter into an agreement or new Warrant Certificate which shall provide, to the extent possible, for the application of the provisions set forth in this Warrant with respect to the rights and interests thereafter of the Warrantholders to the end that the provisions set forth in this Warrant shall thereafter correspondingly be made applicable, as nearly as may reasonably be, with respect to any shares, other securities or property (including cash) to which a Warrantholder is entitled on the exercise of its acquisition rights thereafter and upon entering into such new Warrant Certificate or agreement, the Corporation shall cease to have any obligations (including the obligation to issue any Common Shares) hereunder and the holder shall cease to have any rights hereunder.  Any Warrant Certificate or agreement entered into pursuant to the provisions of this subsection (d) shall be an agreement entered into pursuant to the provisions of Article 7.  Any Warrant Certificate or agreement entered into between the Corporation, any successor to the Corporation or such purchasing body corporate, partnership, trust or other entity shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided in this Section 4.1 and which shall apply to successive reclassifications, reorganizations, amalgamations, consolidations, mergers, sales or conveyances.

(e)
If necessary, appropriate adjustments shall be made in the application of the provisions set forth in this Section 4.1 with respect to the rights and interest thereafter of the holders of Warrants to the end that the provisions set forth in this Article 4 shall thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any shares or other securities or property thereafter deliverable upon the exercise of any Warrant.  Any such adjustments shall be made by and set forth in an amendment to this Warrant Certificate hereto approved by the directors of the Corporation and shall for all purposes conclusively be deemed to be an appropriate adjustment.  The subdivision or consolidation of the Common Shares at any time outstanding into a greater or lesser number of Common Shares shall be deemed not to be a reclassification of the capital of the Corporation for the purposes of this subsection.

(f)
If any case in which this Section 4.1 shall require that an adjustment shall become effective immediately after a record date for an event referred to herein, the Corporation may defer, until the occurrence of such event, issuing to the holder of any Warrant exercised after such event the additional Common Shares issuable upon such conversion by reason of the adjustment required by such event before giving effect to such adjustment; provided, however, that the Corporation shall deliver to such holder an appropriate instrument evidencing such holder's right to receive such additional Common Shares upon the occurrence of the event requiring such adjustment and the right to receive any distributions made on such additional Common Shares declared in favour of holders of record of Common Shares on and after the relevant date of exercise or such later date as such holder would, but for the provisions of this subsection (f), have become the holder of record of such additional Common Shares pursuant to subsection (b).

(g)
If the purchase price provided for in any right, warrant or option issued as described in subsection (b) or (c) is decreased, or the price at which Common Shares are issued as described in subsection (a) is decreased or the rate of conversion at which any convertible securities which are issued as described in subsection (a) is increased, the Exercise Price shall, subject to subsection (f), forthwith be changed so as to decrease the  Exercise Price to such Exercise Price as would have been obtained had the adjustment made in connection with the issuance of all such rights, options or securities been made upon the basis of such purchase price as so decreased or such rate as so increased.

(h)
No adjustment in the Exercise Price or in the number of shares to be issued pursuant to the exercise of the Warrants shall be required unless such adjustment would result in a change of at least 1% in the Exercise Price then in effect or unless the number of shares to be issued would change by at least 1/100th of a share, provided, however, that any adjustments which, except for the provisions of this subsection 4.1(h) would otherwise have been required to be made, shall be carried forward and taken into account in any subsequent adjustment.

(i)	No adjustment in the Exercise Price shall be made in respect of any event described in subsections 4.1(a)(iii), 4.1(b), 4.1(c) or 4.1(d):

(i)
if each of the Warrantholders are entitled to participate in such event on the same terms mutatis mutandis as if they had exercised their purchase rights prior to the effective date or record date of such event, subject to the prior approval of the Exchange and any other exchange on which the Common Shares are then listed, if applicable, to such participation if the Common Shares or the Warrants are then listed on any such exchange;

(ii)	in respect to the issuance of Common Shares on exercise of the Warrants or warrants similar to the Warrants, held by other persons; or

(iii)	in respect of the issuance of Common Shares pursuant to the Corporation's stock option plans.

(j)
(Upon the expiry of the period for conversion of convertible securities and the exercise period for rights, options or warrants (other than rights, options or warrants in respect of which the Warrantholders are entitled to participate, as contemplated in subsection 4.1(i)) to purchase Common Shares or convertible securities, the Exercise Price shall be adjusted to what it would have been if such unconverted convertible securities and unexercised rights, options or warrants had not been issued.

(k)
The adjustments provided for in this Section in the Exercise Price and in the number and classes of shares which are to be received on the exercise of Warrants are cumulative.  After any adjustment pursuant to this Section, the term "Common Shares" where used in this Warrant shall be interpreted to mean the shares or other securities or property of the Corporation which, as a result of all prior adjustments pursuant to this Section, the Warrantholders are entitled to receive upon the exercise of his Warrant, and the number of Common Shares indicated in any subscription made pursuant to a Warrant shall be interpreted to mean the number and kind of securities or property which, as a result of all prior adjustments pursuant to this Section, a Warrantholder is entitled to receive upon the full exercise of a Warrant entitling the holder thereof to purchase the number of Common Shares so indicated.

(l)
All securities and property which a Warrantholder is at the time in question entitled to receive on the full exercise of his Warrant, whether or not as a result of adjustments made pursuant to this Section, shall, for the purposes of the interpretation of this Warrant be deemed to be securities and property which such Warrantholder is entitled to purchase pursuant to such Warrant.

4.2	Voluntary Adjustment by the Corporation

Subject to approval of the Exchange and any other exchange on which the Common Shares are then listed, if applicable, the Corporation may, at its option, at any time prior to the Expiry Time, reduce the then current Exercise Price to any amount deemed appropriate by the Board of Directors of the Corporation.

4.3	Notice of Adjustment

Whenever the number of Common Shares purchasable upon the exercise of each Warrant or the Exercise Price of such Common Shares is adjusted, as herein provided, the Corporation shall promptly send to the Warrantholders, at the address set out on the face page of this Warrant Certificate, or such other address as to which the Corporation shall have been notified pursuant to Section 8.2 by first class mail, postage prepaid, notice of such adjustment or adjustments.

4.4	No Adjustment for Dividends

Except as provided in section 4.1 of this Article 4, no adjustment in respect of any dividends shall be made during the term of a Warrant or upon the exercise of a Warrant.

4.5	Determination of Adjustments

If any questions shall at any time arise with respect to the Exercise Price, such question shall be conclusively determined by the Corporation's Auditors, or, if they decline to so act, any other firm of chartered accountants that the Corporation may designate and the Warrantholders, acting reasonably, may approve, and who shall have access to all appropriate records and such determination shall be binding upon the Corporation and the holder.

4.6	Notice of Special Matters

The Corporation covenants that, so long as any Warrants remain outstanding it will give notice to the Warrantholders of its intention to fix a record date that is prior to the Expiry Date for any event referred to in subsections (a), (b), (c) or (d) of Section 4.1 (other than subdivision, consolidation or of its Common Shares) which may give rise to an adjustment in the number of Common Shares, or the securities or property, to be received on exercise or the Exercise Price.  Such notice shall specify the particulars of such event and the record date for such event, provided that the Corporation shall only be required to specify in the notice such particulars of the event as shall have been fixed and determined on the date on which the notice if given.  The notice shall be given in each case not less than 15 days prior to such applicable record date.

4.7	No Action after Notice

The Corporation covenants that it will not close its transfer books or take any other corporate action which might deprive the holder of the opportunity to exercise its right of acquisition pursuant thereto during the period of 15 days after the giving of the certificate or notices set forth in section 4.6.

ARTICLE 5

COVENANTS BY THE CORPORATION

5.1	Covenants by the Corporation

The Corporation hereby covenants and agrees as follows:

(a)	it will at all times maintain its corporate existence and will carry on its business as currently carried on and will use its best efforts to keep the Common Shares listed on the Exchange;

(b)	it will reserve and there will remain unissued out of its authorized capital a sufficient number of Common Shares to satisfy the rights of acquisition provided for in the Warrant Certificate;

(c)
all Common Shares issued upon exercise of the right to purchase provided for herein shall, upon payment of the Exercise Price therefor, be issued as fully paid and non assessable shares, and be free from any and all taxes, liens and charges relating thereto; and

(d)	it will take all reasonable steps and actions and do all such acts and things as may be required to:

(1)	as long as it meets the minimum listing requirements of such institutions, maintain the listing and posting for trading of the Shares on the TSX; and

(2)	maintain its status as a reporting issuer not in default of the requirements of applicable securities legislation of the provinces of Canada.

5.2	Representations and Warranties by the Corporation Regarding Listing Approvals

The Corporation hereby represents and warrants that all necessary Exchange approvals have been obtained and that it will use commercially reasonable efforts to obtain listing on the NYSE Alternext U.S. Exchange, formerly known as the American Stock Exchange and such listings will be maintained in connection with the issue of the Common Shares on due exercise of the Warrants prior to the Expiry Time.

ARTICLE 6

LEGENDS ON COMMON SHARES

6.1	Legends on Common Shares

(a)
The Warrantholder acknowledges that any certificate representing Common Shares issued upon the exercise of this Warrant Certificate prior to the date which is four months and one day after the date hereof will bear the following legend:

"UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [APRIL 12, 2009]."

provided that at any time on or subsequent to the date which is four months and one day after the date hereof any certificate representing such Common Shares may be exchanged for a certificate bearing no such legends.  The Corporation hereby covenants and agrees that it will use the best efforts thereof to deliver or to cause to be delivered a certificate or certificates representing such Common Shares bearing no such legends within three Business Days after receipt of the legended certificate.

(b)
The Warrantholder acknowledges that the certificates representing the Common Shares and all certificates issued in exchange or substitution thereof, will bear a legend in substantially the following form as long as the legend referred to in subsection 6.1(a) remains on such certificate:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE; HOWEVER, THE SAID SECURITIES CAN NOT BE TRADED THROUGH THE FACILITIES OF SUCH EXCHANGE SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON THE TORONTO STOCK EXCHANGE."

(c)
The Warrantholder further acknowledges that any certificate representing Common Shares issued upon the exercise of this Warrant Certificate and all certificates issued in exchange or substitution thereof will bear the following legend:

"UNTIL THE SEPARATION TIME (AS DEFINED IN THE RIGHTS AGREEMENT REFERRED TO BELOW), THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A SHAREHOLDER RIGHTS PLAN AGREEMENT, DATED AS OF THE 17TH DAY OF JANUARY, 2007 (THE "RIGHTS AGREEMENT"), BETWEEN THE CORPORATION AND CIBC MELLON TRUST COMPANY, AS RIGHTS AGENT, THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH MAY BE INSPECTED DURING NORMAL BUSINESS HOURS AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.  UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS MAY BE TERMINATED, MAY EXPIRE, MAY BECOME VOID (IF, IN CERTAIN CASES, THEY ARE "BENEFICIALLY OWNED" BY AN "ACQUIRING PERSON", AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT, WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR ANY SUBSEQUENT HOLDER) OR MAY BE EVIDENCED BY SEPARATE CERTIFICATES AND MAY NO LONGER BE EVIDENCED BY THIS CERTIFICATE.  THE CORPORATION WILL MAIL OR ARRANGE FOR THE MAILING OF A COPY OF THE RIGHTS AGREEMENT TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE AS SOON AS IS PRACTICABLE AFTER THE RECEIPT OF A WRITTEN REQUEST THEREFOR.”

(d)	United States Legends: Any certificate representing Common Shares issued upon the exercise of the Warrants will bear the following legends:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS AN ACCREDITED INVESTOR (AS DEFINED IN REGULATION D UNDER THE SECURITIES ACT); OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S ADOPTED UNDER THE SECURITIES ACT; (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY OR THE COMMON SHARES ISSUABLE UPON EXERCISE OF SUCH SECURITY, EXCEPT (A) TO THE ISSUER OR A SUBSIDIARY THEREOF; (B) TO PERSONS OTHER THAN U.S. PERSONS OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT; (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 ADOPTED UNDER THE SECURITIES ACT OR ANOTHER AVAILABLE EXEMPTION UNDER THE SECURITIES ACT; OR (D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND (3) AGREES THAT IT WILL, PRIOR TO ANY TRANSFER OF THIS SECURITY, FURNISH TO THE ISSUER SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS MAY BE REQUIRED TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

THIS WARRANT HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT. THE SECURITIES TO BE ISSUED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT.  THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON UNLESS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. IN ANY CASE, THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY OR ANY COMMON SHARES ISSUABLE UPON EXERCISE OF SUCH SECURITY, EXCEPT AS PERMITTED BY THE SECURITIES ACT.

ARTICLE 7

MERGER AND SUCCESSORS

7.1	Corporation May Consolidate, etc. on Certain Terms

Nothing herein contained shall prevent any amalgamation or merger of the Corporation with or into any other corporation or corporations, or a conveyance or transfer of all or substantially all the properties and estates of the Corporation as an entirety to any corporation lawfully entitled to acquire and operate same, provided, however, that the corporation formed by such amalgamation or merger or which acquires by conveyance or transfer all or substantially all the properties and estates of the Corporation shall, simultaneously with such amalgamation, merger, conveyance or transfer, assume the due and punctual performance and observance of all the covenants and conditions hereof to be performed or observed by the Corporation.

7.2	Successor Corporation Substituted

In case the Corporation, pursuant to Section 7.1 shall be amalgamated or merged with or into any other corporation or corporations the shares of which are not listed on a stock exchange, or shall convey or transfer all or substantially all of its properties and estates as an entirety to any other corporation, the successor corporation formed by such consolidation or amalgamation, or into which the Corporation shall have been amalgamated or merged or which shall have received a conveyance or transfer as aforesaid, shall succeed to and be substituted for the Corporation hereunder and such changes in phraseology and form (but not in substance) may be made in the Warrant Certificate and herein as may be appropriate in view of such amalgamation, merger or transfer.

ARTICLE 8

MISCELLANEOUS

8.1	Transfer and assignment of Warrants

Subject to the transfer and assignment restrictions set out in the Warrant Certificate and those arising under applicable securities laws, the Warrantholders are entitled to transfer or assign the Warrants evidenced by this Warrant Certificate to another person by transferring or assigning this Warrant Certificate. This Warrant Certificate, and the Warrants evidenced by this Warrant Certificate, shall be transferable or assignable to any person at any time prior to the Expiry Time. This Warrant Certificate enures to the benefit of the Holder and its successors and permitted assigns and is binding on the Corporation and its successors and permitted assigns.

8.2	Communication

Any notice or other communication (a “Communication”) to be made or given in connection with this Warrant Certificate shall be made or given in writing and may be made or given by personal delivery or by registered mail addressed to the recipient at its address provided on the first page of this Warrant Certificate or such other address or individual as may be designated by it by notice given in accordance with this Section 8.2.  Any Communication made or given by personal delivery shall be conclusively deemed to have been given on the day of actual delivery thereof and, if made or given by registered mail, on the fourth day, other than a Saturday, Sunday or civic or statutory holiday in Toronto, following the deposit thereof in the mail.  If the party giving any Communication knows or ought reasonably to know of any difficulties with the postal system which might affect the delivery of the mail, any such Communication shall not be mailed but shall be made or given by personal delivery.

8.3	Governing Law and severance

This Warrant Certificate shall be governed and interpreted by the laws of the Province of Ontario and all Federal laws of Canada that apply in the Province of Ontario. If a court or other tribunal of competent jurisdiction determines that any one or more of the provisions contained in this Warrant Certificate is invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of such provision or provisions shall not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained in this Warrant Certificate shall not in any way be affected or impaired thereby, unless in either case as a result of such determination this Warrant Certificate would fail in its essential purpose.